Exhibit 99.1

Five Year Plan: Growth Outlook Andy Marsh, CEO September 18, 2019

Cautionary Note on Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power, including but not limited to statements about Plug Power’s expectations regarding full-year 2019 results, its five-year growth plan, future growth in revenue, gross billings, gross margin, operating income, adjusted EBITDA, annual system shipments, hydrogen fuel sales and fueling stations, market size for products, total GenDrive deployments, customer base and systems for delivery vans , expansion into new markets, expansion with existing customers, reductions in material costs and operating expenses, increased fuel cell stack life, reductions in stack cost, size and weight, and increased utilization of manufacturing capacity. You are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that we continue to incur losses and might never achieve or maintain profitability; the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or converted to revenue, in whole or in part; the risk that pending orders may not convert to purchase orders, in whole or in part; the risk that a loss of one or more of our major customers could result in a material adverse effect on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our common stock; the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls or key personnel; the risks related to use of flammable fuels in our products; the cost and timing of developing, marketing and selling our products and our ability to raise the necessary capital to fund such costs; the ability to achieve the forecasted gross margin on the sale of our products; the risk that our actual net cash used for operating expenses may exceed the projected net cash for operating expenses; the cost and availability of fuel and fueling infrastructures for our products; market acceptance of our products, including GenDrive, GenSure and GenKey systems; the volatility of our stock price; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to successfully expand internationally; our ability to improve system reliability for our GenDrive, GenSure and GenKey systems; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the cost of complying with current and future federal, state and international governmental regulations; risks associated with potential future acquisitions; and other risks and uncertainties referenced in our public filings with the Securities and Exchange Commission (the “SEC”). For additional disclosure regarding these and other risks faced by Plug Power, see disclosures contained in our public filings with the SEC including, the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2018. You should consider these factors in evaluating the forward-looking statements included in this presentation and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and Plug Power undertakes no obligation to update such statements as a result of new information. Non-GAAP Measure This presentation includes adjusted EBITDA. This non-GAAP measure provided herein is adjusted for certain items as presented in the Appendix of the 8k filed with this presentation containing the non-GAAP reconciliation. Forecasted adjusted EBITDA for 2024 is defined as operating income, as forecasted, plus stock-based compensation, plus depreciation and amortization. This non-GAAP measure is an indicator management uses as a basis for evaluating the Company’s performance and its ability to service debt and other finance obligations, as well as for forecasting future periods. Management also establishes performance targets, annual budgets and makes operating decisions based in part upon adjusted EBITDA. Disclosure of this non-GAAP measure provides investors with the same information that management uses for these purposes. In addition, investors have historically requested and the Company has historically reported this non-GAAP financial measure as a means of providing consistent and comparable information with past reports of financial results. Adjusted EBITDA is not a measure of our performance under GAAP and should not be considered in isolation or as an alternative to operating income or any other measures prepared in accordance with GAAP. While management believes that adjusted EBITDA provides useful supplemental information to investors, there are limitations associated with the use of this measure. Adjusted EBITDA is not prepared in accordance with GAAP and may not be directly comparable to a similarly titled measure of other companies due to potential differences in the exact method of calculation. Adjusted EBITDA should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. The reconciliation for this non-GAAP measure may be found at https://www.ir.plugpower.com/Press-Releases/Press-Release-Details/2019/Plug-Power-Unveils-Five-Year-Plan-Targeting-1-Billion-of-Revenue-by-2024/default.aspx

Plug Power 3 Unmatched Accomplishments We are the leading technology company developing hydrogen fuel cell engines and stations for the broader transportation market

Fuel Cell Product Experience 4 Leader in Powering Electric Vehicles 28,000 Units Deployed Operated over 270M hours •Over 1B Miles

Hydrogen Systems Experience *More than NASA 5 Leader in Hydrogen Infrastructure Constructed 80+ Hydrogen Stations 22M+ fuelings Use 22T of Liquid H2/day

Technology Development Membrane: Largest US Manufacturer 6 Rich Technology Set Skid: Modular Hydrogen System ProGen: Complete Fuel Cell Engine Stacks: Industry Leading Technology

a"ma,.z.., on P&G MICHELlIll Carrefour TOYOTA HONDA colruyt• FM>LOGISllC 7

2024 Revenue Plan Material Handling Electric Vehicles Stationary Targeting - $750M Targeting - $200M Targeting - $50M Potential TAM - $30B Potential TAM - $200B Potential TAM - $15B 8 2024 – Targeting $1B in Revenue

- GENDRIVE® GENFUEL® GENCARE® 9 Provider of Turn-Key Solutions

Material Handling Sales Strategy 10 Shipping 25,000 Systems Annually by 2024 Large Accounts •Amazon, Walmart European Expansion •BMW, IKEA, Daimler, Linde Global Partnerships •Engie

Hydrogen Strategy 11 A Significant Growth Opportunity for Plug Power •By 2024: •85T per day of hydrogen •500+ fueling stations •Green hydrogen increases to 50%+ •Developing multiple scenarios to turn this into a meaningful cash flow opportunity

Stationary Power 12 Demonstrated with the Southern Company – 500 sites deployed Value Proposition •Smaller Footprint •Higher Power Density •Low TCO for 4G and 5G Base Stations •Noise Reduction Sold via Direct Sales and International Partners

Future Data Centers – Large Scale Backup Power 13 Projected to be Competitive with Diesel Engines by 2024 Value Proposition •Noise Pollution •Air Pollution •Reliability •Response Time Backup Power-up to 15MW for 48 hours

Fuel Cell Electric Vehicles Attributes of Fuel Cells Applications 1. Energy Density is 10x BEVs 2. Asset Utilization 3. Sharing Economy 4. Fast Fueling 5. Range 6. Infrastructure BEVs: battery electric vehicles 14 Strong Value Proposition

Market Size Market Opportunities $300 $250 $200 $150 $100 $50 $0 2019 2022 Medium Term Long Term Material Handling Equipment Medium Duty Vehicles Light Duty Vehicles 15 Market Value (Billions) ~$300B Market Opportunity

Street Scooter/DHL Deployment 16 Plug Power Delivering 100 Hydrogen Fuel Cell Systems for StreetScooter Vans •Delivery DHL will start in 2020 •Panel vans is based upon Ford Transit •No comparable production vehicle on the market worldwide Markus Reckling, Head of German operations at DHL Express •“If everything works as we imagine it would, there could soon be 500 vehicles worldwide.” •“With the H2 Panel Van, DHL Express will be the first express service provider to use electric transporters with fuel cells on a large scale for its last mile logistics.” •“80 to 90 percent of the express fleet can ultimately only be covered by vehicles with a box body and hydrogen.”

Motors 17 Goal-Leader in Powering Electric

Leverage Targeting Modular Products: Multiple Markets 15 - 30 kW:Airport GSE 30 kW: Light Duty Trucks, Small Transit Buses 60 - 100 kW: Trucks, Full size Hybrid Buses 80 - 100 kW: Small and Midsize Auto 150 – 250 kW: Heavy Duty 18

Continual Evolution of ProGen Next-Gen ProGen Greater Efficiency; Higher Power Density Lower Cost We’ve already been through this loop 5 times. More Reliable Fewer Parts 19

Plug Power: Year 2024 Revenue: $1B Operating Income: $170M $200M Adjusted EBITDA: 20 Now we will show you how we will execute this vision

Corporate Headquarters 968 Albany Shaker Road, Latham, NY 12110 plugpower.com

GrowthOpportunities Propositions and Value September 18, 2019 Copyright 2019, Plug Power Inc.

Material Handling Jose Luis Crespo, Vice President, Global Sales September 18, 2019

Market Opportunity $30 Billion Annual Global TAM More than 6M forklifts deployed 1.5M Forklifts sold annually Targeting 25,000 Fuel Cells and $750M in Revenue in 2024 3

Value Proposition Battery Room $1M in savings per year Additional Trucks Productivity In sites with 200 Forklifts Battery Changing Continuous Gap Reduction Maintenance Maintenance Energy Energy Equipment Equipment Batteries Fuel Cells 4

Value Proposition We achieve ROI’s of less than two years in Capital Purchases in Existing AND Sites Immediate ROI’s for New Construction and Leases 5

Drivers for growth Reduced Total Cost of Ownership Continued Improved Reliability Flexible Business Model H2Strategy 6

Pillars For Growth Channels Globally European Expansion $750M In 2024 New Multisite Deals New Customers Continued Expansion 7

Pillars for Growth: Potential for multisite agreements In the NA and Europe Top Manufacturers Top Retailers 337 Facilities 1020 Facilities in in NA and EU NA and EU Note: All quantities are estimated from publicly available information 8

2019 Annual Gross Billings: $235/245M GenDrive Cumulative 30,000 Deployments: 2024 Annual Gross Billings: >$750M GenDrive Cumulative Deployments: 125,000 9

Market Expansion Keith Schmid, COO September 18, 2019

Market Expansion: Key to Accelerating Growth Our Foundation is Established and Best in Class 270 Million Run Hours Proven Technology Platform to Leverage in New Markets 11

Market Expansion: Key to Accelerating Growth Low Share ….. Headroom for Growth In Material Handling $30B Groundwork in Place for European Expansion New Markets On Road Electric Vehicles Port Applications Large Scale Stationary $300B New Markets Increase TAM 10X 12 Social Trends & Regulations are a Market Catalyst

Market Expansion: Commercial Fleet Vehicles $200B Electric Vehicle Market • • High Utilization Vehicles Fuel Cells: Zero Emission Technology of Choice • Fueling Solutions Straightforward are Material Handling Equipment Medium Duty Vehicles Light Duty Vehicles Near Term Target is Medium Duty Commercial Fleet Vehicles 13 Market Value (Billions) Market Opportunities $300 $250 $200 $150 $100 $50 $0 2019 2022 Medium Term Long Term

Market Expansion: Commercial Fleet Vehicles Increased Payload Lower Cost Infrastructure at Scale Change in Cargo Weight Capacity Battery Electric and Fuel Cell Trucks 0% -5% -10% -15% -20% -25% -30% -35% -40% -45% -50% ll Vehicles Carry Additional Cargo 100 120 140 160 180 200 220 240 260 280 300 Range (miles) 14 Reduction in Cargo Capacity BEVFCEV Fu el Ce Th is Mu ch Fuel Cells: Zero Emission Technology of Choice - - - - - Extended Range High Asset Utilization Fast Fueling

Market Expansion: Commercial Fleet Vehicles Increased Payload Lower Cost Infrastructure at Scale Doubled Range of BEV No Impact to Cargo Space 2X Fuel Efficiency over Diesel 15 Fuel Cells: Zero Emission Technology of Choice - - - - - Extended Range High Asset Utilization Fast Fueling

Market Expansion: Commercial Fleet Vehicles Increased Payload Lower Cost Infrastructure at Scale 10 Ton Cargo Box Truck Doubled BEV Range City Deliveries 16 Fuel Cells: Zero Emission Technology of Choice - - - - - Extended Range High Asset Utilization Fast Fueling

Market Expansion: Commercial Fleet Vehicles Increased Payload Lower Cost Infrastructure at Scale 500 Kilometer Range 100 Vans in 2020 Express or City Routes 17 “80 to 90 percent of the express fleet can ultimately only be covered by vehicles with a box body and hydrogen.” ~Markus Reckling, DHL Fuel Cells: Zero Emission Technology of Choice - - - - - Extended Range High Asset Utilization Fast Fueling

Market Expansion: Commercial Fleet Vehicles 80 Fueling Stations Constructed Dispensing 16 Weeks from Order > 20M Refuelings Performed 18 Solving the Fueling Equation is Straightforward (in the Plug Power Toolkit)

Market Expansion: Commercial Fleet Vehicles Increased Payload Lower Cost Infrastructure at Scale ric ging $ Cost of Infrastructure drogen Fleet Size 19 Elect Char Hy Fuel Cells: Zero Emission Technology of Choice - - - - - Extended Range High Asset Utilization Fast Fueling

Market Expansion: Port Applications Shore Power Container Handling Terminal Tractors Drayage trucks Tugs Belt Loaders Cargo Loaders APU’s Equipment 20

Market Expansion: Large Scale Stationary • • • • • • 4G/5G Wireless Scalable Modular FC Arrays Megawatt Scale Systems Diesel Generator Replacement Data Center Power Power to Gas to Power 21

Market Expansion: Large Scale Stationary • • • • • • 4G/5G Wireless Scalable Modular FC Arrays Megawatt Scale Systems Diesel Generator Replacement Data Center Power Power to Gas to Power Largest Fuel Cell Powered Wireless Network 22

Market Expansion: Large Scale Stationary • • • • • • 4G/5G Wireless Scalable Modular FC Arrays Megawatt Scale Systems Diesel Generator Replacement Data Center Power Power to Gas to Power Series and Parallel Configurations for Megawatt Scale Systems 23

[LOGO]

ProGen Engines Provide Leverage Across Markets Modular Turnkey Scalable >1mW 25 1100kkWW30kW80kW200kW200kW+

Market Expansion: Summary • • • Large Multibillion Markets Headroom in New Markets Existing Markets Accelerate Growth • • • Best-in-Class Technology Platform ProGen Engines Provide Leverage Enable Applications across Markets 26

Hydrogen Tim Cortes, Vice President, Hydrogen Energy Systems September 18, 2019

Plug is the Leader in Hydrogen FCEV Fueling FCEV: Fuel Cell Electric Vehicle 28 Hydrogen demand has grown 10X in five years - nearly 200% annual growth rate Plug’s Growth in Hydrogen: To Date •80+ fueling stations in operation •Largest user of liquid hydrogen •22T+ used daily •13M+ kgs dispensed (cumulative) •22M+ fills on GenFuel systems (cumulative)

Plug is the Leader in Hydrogen FCEV Fueling FCEV: Fuel Cell Electric Vehicle 29 Plug’s demand for hydrogen will grow by 40% annually Plug’s Growth in Hydrogen: 2024 •500+ fueling stations in operation •85+ tons of hydrogen used daily •100M+ kgs dispensed (cumulative) •175M+ fills on GenFuel systems (cumulative)

Plug is the Leader in Hydrogen FCEV Fueling FCEV: Fuel Cell Electric Vehicle 30 Expansion into other fuel cell applications will accelerate hydrogen demand Technology Adoption Accelerators: •Stabilization of hydrogen supply & price •Cost-downs of hydrogen infrastructure and onsite hydrogen generation equipment •Demand for low carbon energy solutions •Government policies

Current H2 footprint and projected growth



United States
Linde - Magog QC
Praxair, Niagara Falls...
Air Products, Sacramen...
Praxair, McIntosh, AL
Air Products, New Orle...
WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
NEVADA
UTAH
CALIFORNIA
ARIZONA
COLORADO
NEW MEXICO
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
KANSAS
OKLAHOMA
TEXAS
MINNESOTA
IOWA
MISSOURI
ARKANSAS
LOUISIANA
WISCONSIN
ILLINOIS
MICHIGAN
INDIANA
KENTUCKY
TENNESSEE
MISSISSIPPI
ALABAMA
GEORGIA
FLORIDA
SOUTH CAROLINA
NORTH CAROLINA
VIRGINIA
WEST VIRGINIA
PENNSYLVANIA
NEW YORK
VERMONT
NEW HAMPSHIRE
MASSACHUSETTS
MAINE
Seattle
Portland
San Francisco
San Jose
Las Vegas
Los Angeles
San Diego
Tucson
El Paso
Minneapolis
Kansas City
Indianapolis
Nashville
Charlotte
Washington
New York
Toronto
Ottawa
Montreal
Austin
San Antonio
New Orleans
Jacksonville
Orlando
Tampa
Miami
Monterrey
SONORA
CHIHUAHUA
COAHUILA
NUEVO LEON
BAJA CALIFORNIA
BAJA CALIFORNIA SUR
SINALOA
DURANGO
Gulf of California
Gulf of Mexico

31

Current H2 footprint and projected growth


WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WISCONSIN
UTAH
COLORADO
NEW MEXICO
ARIZONA
KANSAS
MISSOURI
ARKANSAS
VIRGINIA
NORTH CAROLINA
SOUTH CAROLINA
MAINE
VERMONT
NEW HAMPSHIRE
MASSACHUSETTS
United States
Portland
San Diego
Tucson
San Antonio
Miami
Linde - Magog QC
Praxair McIntosh, AL
BAJA CALIFORNIA
SONORA
CHIHUAHUA
COAHUILA
NUEVO LEON
Monterrey
SINALOA
DURANGO
BAJA CALIFORNIA SUR
Gulf of California
Gulf of Mexico
Ottawa

32

Hydrogen Market is Poised for Significant Growth 33 Application Driven Demand: •Fuel for residential and commercial buildings •Transportation •Feedstock for industrial and long distance transport •Fuel for industry •Power generation and grid balancing Benefits Driven Demand: •Flexible, versatile enabler of green energy transition •Economic •Environmental •Health •Supports deployment of variable renewable power sources •Increases US energy security

Plug’s Hydrogen Strategy – Speed and Cash Flow 34 Focused Activities in Progress Today Focus on cash generating fuel activities •Generate significant (accretive) recurring cash flows •IRR on investment to exceed cost of capital Additional benefits •Stabilize fuel price and supply through strategic partnerships •Manage supply availability and control cost •Green hydrogen to represent 50% of sourced mix Significant enabler to our growth – enhancing customer satisfaction and confidence in hydrogen fuel supply

Corporate Headquarters 968 Albany Shaker Road, Latham, NY 12110 plugpower.com

Operations September 18, 2019 Copyright 2019, Plug Power Inc.

Hydrogen Jerry Kahil, Senior Director of Commercial Finance September 18, 2019

Hydrogen Operations – Driving Gross Margin • Vertical generation yields improved margins 3 Fuel Improvements: •Infrastructure design improvements increasing site efficiency & reducing costs •On-site hydrogen generation yields better economics for Plug and customers Fuel’s Margin Contributions 40% 30% 20% 10% 0% -10% -20% 201420192024 Equipment MarginsFuel Margins

Equipment Cost Down Road Map and R&D 2020 2021 Electrolyzer Generation Integration 2022 2023 2024 Lg. GHY Delivery Asset SMR Generation Integration GHY Delivery Asset LHY Delivery Asset LHY Plant SMR Generation Electrolyzer Generation 4

Hydrogen Sourcing Roadmap Options

2019-2020



Liquid Delivery
Onsite Generation
Gaseous Delivery
90%
5%
5%

- Develop strategic partnerships
  - Centralized generation
  - On-site generation (both electrolyzer and reformer technologies)
- Major R&D focus on small scale on-site generation
- Focus on city/regional gas delivery (ex. high density areas <100 mile radius) sourced from existing GenFuel sites

2021-2024



Liquid Delivery
Onsite Generation
Gaseous Delivery
60%
20%
20%

- Build additional central LHY plants (up to 90 TPD)
- Build additional central GHY plants (up to 20 TPD)
- Integrate on-site generation into customer fueling stations
- Partnerships on reformer/electrolyzer manufacturing capabilities
- Development of solutions that integrate renewables into all generation options

5

Product andTechnology Development Dustan Skidmore, Vice President, Engineering September 18, 2019

Plug Has Unparalleled Field Data Real time communication • • • Data Collection Using IoT Big Data Analysis Techniques Machine Learning for Failure Prediction Link Service, Infrastructure, Manufacturing and Field Databases Performance statistics captured Data Stored Statistical Analysis • Automated Reporting Performance Dashboards Live Data Feed Trillions of Data Points Collected over 270M+ Operating Hours 7

Plug Power Has Extensive IP Fuel Cell R&D Spending Patent Portfolio Electronics & Energy Storage 9% MEA's 14% Stack/MEA 34% Controls 22% Stacks 14% Systems 72% Fuel Processing 13% Fuel Cell System 22% Leveraging 20+ Years and $1B+ of R&D Experience 8

We Are The Leading Fuel Cell System Integrator Applications Engines Common Components Modular Architecture Reduces Cost and Leverages Volume 9

Vertical Integration of MEA’s MEA Life 3.00 2.50 2.00 1.50 1.00 0.50 0.00 2019 2020 2021 2022 2023 2024 MEA Advancements Will Reduce Cost and Increase Life 10 CurrentLab-ScaleFuture Support Carbon BlacksAdvanced Mesoporous CarbonDoped Carbon GDL Thick GDLThin GDLCustom Internal GDL Less material = lower costSimpler process + lower cost Membrane SOA PFSA MembraneThin PFSA MembraneNon-fluorinated Membrane Less material = lower costLow cost manufacturing Catalyst Longer LifeLong life + lower cost Catalyst State-of-the-Art Pt/CAdvanced Pt-Alloy CatalystsPlatinum Free Catalysts Lower loading = lower costCost reduction

Stack Advancements • • • MEA durability Stack size Cool CFD pictures 11

Stack Advancements • MEA durability 1.2 Change in Cargo Weight Capacity • StackBastitezrey Electric and Fuel Cell Trucks 1.0 0% •-5% Cool CFD pictures 0.8 -10% -15% -20% -25% -30% -35% -40% -45% -50% uel Cell cles 0.6 ry This Much onal Car 0.4 0.2 0.0 100 120 140 160 180 200 220240 260 280 300 2019 2020 2021 2022 2023 2024 Range (miles) Stacks Will Continue to Get Smaller and Lighter 12 Reduction in Cargo Capacity BEVFCEV F Vehi Car Add iti go Stack Size/Weight Revolutionary 5.0 kW/L 3.6 kW/kg Equivalent of Toyota Mirai 3.1 kW/L 2.0 kW/kg

Operations Rick Mason, Vice President Operations & Supply Chain September 18, 2019

Built Industry Leading Supply Chain 14 Large Supply Base Supports Scalable ProGen Architecture Created Supply Base: •Developed Engineered Solutions •Educated Suppliers Suppliers Now Focusing on Cost: •5 Year Cost Road Maps •Benefits from Tooling •Competition from New Suppliers $1B and 20 Years of Development: •Longstanding Partnerships •Extensive Knowledge of Components

Vertical and Functional Integration 15 Fuel Cell Stack Cost Reduction of 45% by 2021 – Platinum is <2.5% of System Cost Vertical Integration •Membranes •Stack Plates •Seals Functional Integration •Humidifiers •Manifolds

Automation / Lean Manufacturing 50% Labor Cost Reduction 16 50% Labor Cost Reduction and Improve Margins by >10% by 2024 Automation: •High Volume Roll Processing •Sealing Technology •ProGen Stack Lean: •Continuous Improvement •Workforce Development

High Power GenDrive Historic Cost p 90% 80% ' 70% 60% 50% 40% ... e. 30% 20% 10% 0% 2010 11 12 13 14 15 16 17 18 19 20 21 22 23 24 17

Service Keith Schmid, COO September 18, 2019

Stack Life is Key to Service Profitability MEA Life 3.00 2.50 2.00 1.50 1.00 0.50 0.00 2019 2020 2021 2022 2023 2024 Doubling Stack Life Reduces Service Cost by 50% 19

Increased Geographic Density Lowers Cost Technician Utilization Enables Dispatch Total Labor Cost per Unit Spare Parts Inventory 20

IoT Systems Improve Reliability and Performance • • • • • Remote Monitoring Diagnostics Predictive Maintenance Automated Software Downloads Lower service costs Cloud Storage 21

Modular Product Design Provides High Availability 10 + 10+ 10 = 30kW 22 Repair By Replacement Model Series and Parallel Configurations High Volume Modules High Availability

Summary: Drivers for Service Improvement MEA Life 3.00 Doubling Stack Life, Reduces Service cost by ~ 50% Geographic Density Increases Technician Utilization 2.50 2.00 1.50 1.00 0.50 0.00 2019 2020 2021 2022 2023 2024 Modular Product Design Enables “Repair by Replacement” Model IOT Increases Reliability and Performance Drivers deliver positive, double digit service margins 23 10+10+10= 30kW

Corporate Headquarters 968 Albany Shaker Road, Latham, NY 12110 plugpower.com

Financials Paul Middleton, CFO September 18, 2019

What will Plug look like in next 5 years? Differentiated Market Position to Sustain Growth Globally Diversified Technology Company $1B in Annual Sales >17% Operating Income >20% EBITDA H2 Strategy can be Accretive to this Plan Generating Significant Cash Flows 2

It’s all about Growth! Growing Deployments Customer Success Breeds More Success Scale Drives Down the Cost Curve Growth Drives Opportunity for New Markets Scale Drives Innovation and New Participants 3 Mega Trends Creating Tailwinds & Plug’s Building Blocks will Make this Happen.

EV Fuel Cells – Another Disruptive Technology Happening Now! 4 Plug Power Adoption Rate Growing Rapidly •> 28k Fuel Cell Systems Deployed to Date •>80+ Hydrogen Stations to Date •Broad Market Penetration with Global Leaders •1st Major Global Delivery Van Programs

Plug’s Building Blocks to Drive Market Opportunity & Growth Enhancing Products to Expand Industry and Geographic Foot Prints Exit R&D Stage to Focus on Material Handling Developed Products and Traction with Industry Leaders Building New and Expanding Existing Relationships 1 2 3 4 5

Plug’s Building Blocks to Drive Market Opportunity & Growth Market Opportunities $300 $250 $200 $150 $100 $50 $0 2019 2022 Medium Term Long Term Material Handling Equipment Medium Duty Vehicles Light Duty Vehicles 6 Market Value (Billions)

Gross Billings Projections ($ in millions) 7 1,200 1,100 1,000 900 800 700 600 500 400 300 200 100 0 201420192024

Gross Billings Map from Point A to B (millions)

PLUG POWER

Plug Action Plans



Market Tail Winds
~$200
~$50
~$750
~$8
$227 to $237
2019
2024

- Launch Metal Stacks – improved power density
- New Packaging makes it easy for application design
- Develop Market Channels - Integrators, Customers & Partners, etc.
- KEY OEM Wins – i.e. DHL, Mulag, etc.

- Leverage 5G Value prop
- Expand Markets – i.e. Server Farms, Remote Power, etc.
- Develop Market Channels
- Get Key OEM Wins – i.e. CHEM

- Developing New Hydrogen Solutions
- Flexible Business Models
- Large Account Strategy
- Multisite Customer Wins – i.e. Retail, Auto, Food Distribution

Material Handling | Stationary | Other EV

8

Cumulative Deployments - Market Penetration Growing 9 160,000800 140,000700 120,000600 100,000500 80,000400 60,000300 40,000200 20,000100 00 20142015201620172018201920202021202220232024 MH-GDEV-GDH2 Sites2 2024 less than 1% global market share H2 Sites Fuel Cells

Growth & Focused Cost Management Driving Gross Margin and OPEX Leverage (% of Gross Billings) 30% 10 Drivers: •Volume Leverage – Currently ~25% Utilization •Continual Innovation – Improving Performance & Reducing Costs •Vertical Integration – Improve Performance, Reduce Costs, Reduce Lead Times •Supply Chain Leverage - Improve Performance, Reduce Costs, Reduce Lead Times •Leveraging OPEX - Prudently Managing Growth 60% 50% 40% Gross Margin 20% 10%OPEX Leverage 0% -10%201420192024

High Power GenDrive Historic Cost p 90% 80% ' 70% 60% 50% --40% 30% 20% 10% 0% 2010 11 12 13 14 15 16 17 18 19 ZO 21 22 23 24 11

Gross Margin Map from Point A to B 60% >30% 40% 20% 0% -20% -40% -60% -80% 2014 2019 2024 Equipment Fuel Service & PPA 12 Fuel Improvements: •Infrastructure design improvements increasing site efficiency & reducing costs •On-site hydrogen generation yields better economics for Plug and customers •Vertical generation yields improved margins Service & PPA Improvements: •Vertical integration to increase reliability and reduce costs •Utilizing analytics for predictive maintenance & performance improvement •Leverage labor with cluster of customers in a dispatch model 2024 Total GM Equipment Improvements: •Higher volume = better leverage of fixed cost & supply chain pricing •Vertical integration to increase reliability and reduce costs •Innovation leading to simpler design of fuel cells

Success Yielding Improved EBITDA and Operating Cash Flows ($ in millions) 13 Drivers: •Sales & Operating Margin Growth •Core Business is not Capex Intensive •Developing the Supply Chain Enables More Effective Working Capital Strategies •Growth Drives More Efficient Cost of Capital Solutions 250 200 150 100 50 0 (50) (100) Adjusted EBITDA Operating Cash Flows 201420192024

Plug Power: Year 2024 Revenue: $1B Operating Income: $170M $200M Adjusted EBITDA: 14

WrapUp Sanjay Shrestha, CSO September 18, 2019

Plug Power: Brief History 2 NASDAQ listed in 1999 •Over $1B in capital deployed •Reduced cost by 70% in 10-years •Improved Reliability by 50% •10x increase in revenue since 2011 •Largest buyer of liquid hydrogen •Accumulated ~1 billion miles of automotive field experience •Largest fleet of fuel cell engines and hydrogen system on the field 1st to create a market for HFC technology

Technology Development Membrane: Largest US Manufacturer 3 Rich Technology Set Skid: Modular Hydrogen System ProGen: Complete Fuel Cell Engine Stacks: Industry Leading Technology

2024 Revenue Plan Material Handling Electric Vehicles Stationary Targeting - $750M Targeting - $200M Targeting - $50M Potential TAM - $30B Potential TAM - $200B Potential TAM - $15B 4 2024 – Targeting $1B in Revenue

Pillars For Growth: Core Market Channels Globally European Expansion $750M In 2024 New Multisite Deals New Customers Continued Expansion 5

Hydrogen Strategy: Potential Upside 6 A Significant Growth Opportunity for Plug Power •Already a largest buyer of Liquid Hydrogen •Demand expected to increase 5x by 2024 •Potential to turn this into a substantial recurring cash flow business

Street Scooter/DHL Deployment 7 Plug Power Delivering 100 Hydrogen Fuel Cell Systems for StreetScooter Vans •Delivery DHL will start in 2020 •Panel vans is based upon Ford Transit •No comparable production vehicle on the market worldwide Markus Reckling, Head of German operations at DHL Express •“If everything works as we imagine it would, there could soon be 500 vehicles worldwide.” •“With the H2 Panel Van, DHL Express will be the first express service provider to use electric transporters with fuel cells on a large scale for its last mile logistics.” •“80 to 90 percent of the express fleet can ultimately only be covered by vehicles with a box body and hydrogen.”

Market Size Market Opportunities $300 $250 $200 $150 $100 $50 $0 2019 2022 Medium Term Long Term Material Handling Equipment Medium Duty Vehicles Light Duty Vehicles 8 Market Value (Billions) ~300$B Market Opportunity

Electric Motors 9 Goal-Leader in Providing Power to

Financial Target 2024 10 •Operating Leverage: •Op Ex is expected to decline from 30% of revenue in 2019 to 10% by 2024 •Manufacturing leverage: •Current capacity utilization of 25% will get to full utilization •Continued Cost Reduction: •Doubling of volume reduces cost by 25% •Continued improvement in product reliability •Big contributor to service margin •Hydrogen Strategic move could represent further upside •Current target does not reflect full potential

Summary 11 •PLUG Power is the leader providing solutions to meet unfolding vehicle electrification and expanding hydrogen economy •Substantial Growth opportunity in core market •Strong Technology platform •Opening multiple new mega markets •Clear path to $1B in revenue and $200M in EBITDA, still less than 1% of addressable opportunity •Hydrogen strategy a source of potential upside •Team, Technology and Platform in place to execute!

Corporate Headquarters 968 Albany Shaker Road, Latham, NY 12110 plugpower.com